Prospectus supplement dated May 10, 2018
to the following prospectus(es):
Waddell & Reed Advisors Select Plus Annuity, Waddell & Reed Advisors Select Preferred, Waddell & Reed Advisors Select Preferred (2.0), Waddell & Reed Advisors Select Preferred NY (2.0) , BOA CVUL Future (NWL), BAE Future Corporate FPVUL, Next Generation Corporate Variable Universal Life, Future Executive VUL, Waddell & Reed Protection VUL - New York, Waddell & Reed Accumulation VUL - New York, Waddell & Reed Protection VUL - NLAIC, and Waddell & Reed Accumulation VUL - NLAIC dated May 1, 2018
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure change is made to the prospectus:
The prospectus offers the following underlying mutual fund as an investment option under the contract/policy. Effective May 1, 2018, the name of the investment option is updated as indicated below:
CURRENT NAME	UPDATED NAME
Ivy Variable Insurance Portfolios – Advantus Real Estate Securities	Ivy Variable Insurance Portfolios – Securian Real Estate Securities: Class II
GWP-0676
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